UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: January 31, 2014

(Date of earliest event reported)

ADS Waste Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-191109	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fort Wade Road

Ponte Vedra, Florida 32801

(Address of principal executive offices and zip code)

(904) 737-7900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 31, 2014, ADS Waste Holdings, Inc. (the “Company”) held a lender meeting in connection with a proposed re-pricing of its existing Term Loan B Facility. The Company presented financial information and a performance update to the lenders (the “Lenders’ Presentation”). There can be no assurances that such re-pricing will be completed on the proposed terms or at all. The Lenders’ Presentation, which includes details on the requested pricing changes, is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Registrant under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Lenders’ Presentation distributed by the Company to the lenders on January 31, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADS WASTE HOLDINGS, INC.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel and Secretary

Dated: January 31, 2014

Exhibit Index

Number and Description of Exhibit

99.1	Lenders’ Presentation distributed by the Company to the lenders on January 31, 2014

4